SUPPLEMENT TO THE SWEEP CLASS PROSPECTUS and STATEMENT OF ADDITIONAL INFORMATION
OF
WELLS FARGO GOVERNMENT MONEY MARKET FUNDS
For the Wells Fargo 100% Treasury Money Market Fund (the “Fund”)

At a meeting held on May 26 and 28, 2020, the Board of Trustees of the Fund approved the elimination of the Sweep Class of the Fund upon the redemption in full of all assets in the class.

Effective immediately, the Sweep Class of the Fund has been eliminated and all references to the class in the Statement of Additional Information are removed.

April 27, 2021	MMSW041/P1215S3